UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
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☐	Soliciting Material Pursuant to §240.14a-12
CĪON INVESTMENT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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3 Park Avenue, 36th Floor
New York, NY 10016
November 3, 2021
Dear Shareholder:
You are cordially invited to attend the 2021 Special Meeting of Shareholders (the “Meeting”) of CĪON Investment Corporation (the “Company”) to be held on Thursday, December 30, 2021 at 5:00 p.m. Eastern Time. The Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Special Meeting of Shareholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Meeting. At the Meeting, you will be asked to:
(i)
approve the application of the reduced asset coverage requirements in Section 61(a)(2) of the Investment Company Act of 1940, as amended, to the Company, which would permit the Company to increase the maximum amount of leverage that it is permitted to incur by reducing the asset coverage requirement applicable to the Company from 200% to 150%; and

(ii)	transact such other business as may properly come before the Meeting or at any adjournment or postponement thereof.
Your vote is extremely important to us. If you will not vote at the Meeting virtually, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or use the internet or telephone voting options to cast your vote.
On behalf of management and the Board of Directors, we thank you for your continued support of the Company.
Sincerely yours,

Mark Gatto Co-Chairman of the Board of Directors	Michael A. Reisner Co-Chairman of the Board of Directors
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

CĪON INVESTMENT CORPORATION
3 PARK AVENUE, 36th FLOOR
NEW YORK, NY 10016

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 30, 2021
To the Shareholders of CĪON Investment Corporation:
Notice is hereby given to the holders of shares of common stock, par value $0.001 per share (the “Shares”), of CĪON Investment Corporation, a Maryland corporation (the “Company”), that the 2021 Special Meeting of Shareholders (the “Meeting”) will be held on Thursday, December 30, 2021 at 5:00 p.m. Eastern Time. The Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/cic2021sm.
The Meeting is being held for the following purposes:
1.
To consider and vote upon the approval of the application of the reduced asset coverage requirements in Section 61(a)(2) of the Investment Company Act of 1940, as amended, to the Company, which would permit the Company to increase the maximum amount of leverage that it is permitted to incur by reducing the asset coverage requirement applicable to the Company from 200% to 150%; and

2.	To consider and transact such other business as may properly come before the Meeting or at any adjournment or postponement thereof.
THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL LISTED ABOVE.
The close of business on November 2, 2021 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or at any adjournment or postponement thereof.
Your vote is extremely important to us. For instructions on how to attend and vote your Shares virtually at the Meeting, see the information in the accompanying proxy statement under the heading “Attending the Meeting and Other Voting Options”. If you will not vote at the Meeting virtually, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by internet or by telephone. In the event there are not sufficient votes for a quorum or to approve the proposal listed above, the Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company.
The Company has enclosed a copy of the proxy statement and the proxy card. The proxy statement and the proxy card are also available at www.proxyvote.com. The Company’s annual report to shareholders for the year ended December 31, 2020 (the “Annual Report”) is available at www.cionbdc.com. Such report is also available to shareholders free of charge, upon request to the Company, Attn: Investor Resources, 3 Park Avenue, 36th Floor, New York, NY 10016.
By Order of the Board of Directors,

Stephen Roman, Corporate Secretary
New York, New York
November 3, 2021

CĪON INVESTMENT CORPORATION

3 PARK AVENUE, 36th FLOOR
NEW YORK, NY 10016

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 30, 2021
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board” and each member thereof, a “Director” and collectively, the “Directors”) of CĪON Investment Corporation, a Maryland corporation (the “Company”), for use at the Company’s 2021 Special Meeting of Shareholders (the “Meeting”) to be held on Thursday, December 30, 2021 at 5:00 p.m. Eastern Time, or at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders dated November 3, 2021 (the “Notice”). The Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/cic2021sm.
You may vote your Shares (as defined below) at the Meeting only if you were a shareholder of record at the close of business on the record date. The Board has fixed the close of business on November 2, 2021 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting. As of the Record Date, the Company had 56,958,440 Shares outstanding.
The Meeting is being held for the following purposes:
1.
To consider and vote upon the approval of a proposal to approve the application of the reduced asset coverage requirements in Section 61(a)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), to the Company, which would permit the Company to increase the maximum amount of leverage that it is permitted to incur by reducing the asset coverage requirement applicable to the Company from 200% to 150% (the “Leverage Proposal”); and

2.	To consider and transact such other business as may properly come before the Meeting or at any adjournment or postponement thereof.
If the form of proxy is properly executed and returned in time to be voted at the Meeting, the Shares covered thereby will be voted at the Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how Shares should be voted will be voted “FOR” the Leverage Proposal, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting or at any adjournment or postponement thereof. A shareholder who has given a proxy may revoke his or her proxy any time before it is exercised by (i) attending and voting virtually at the Meeting, (ii) giving written notice of such revocation to the Secretary of the Company, or (iii) returning a properly executed, later-dated proxy.
The Company has enclosed a copy of this proxy statement and the proxy card. This proxy statement and the proxy card are also available at www.proxyvote.com. The Company’s annual report to shareholders for the year ended December 31, 2020 (the “Annual Report”) is available at www.cionbdc.com. Such report is also available to shareholders free of charge, upon request to the Company, Attn: Investor Resources, 3 Park Avenue, 36th Floor, New York, NY 10016.
Quorum Required
A quorum must be present at the Meeting for any business to be conducted. Under the Company’s Bylaws, one-third of the number of Shares entitled to be cast, present virtually or by proxy, constitutes a quorum for the transaction of business. Shareholders of the Company are entitled to one vote for each Share held. Abstentions and withheld votes will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Meeting. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be treated as present.
The Chairman of the Meeting or the shareholders entitled to vote at the Meeting, present virtually or by proxy, shall have the power to adjourn the Meeting from time to time, which would include the ability to adjourn the Meeting to a date not more than 120 days after the Record Date without notice other than the announcement at the Meeting of the future date, time and location of the reconvened Meeting. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. If sufficient votes in favor of the proposal have been received by the time of the Meeting, the proposal will be acted upon and such actions will be final.
Voting
Shareholders are entitled to cast one vote for each Share held and fractional votes for each fractional Share held. The table below provides a summary of the vote required for the Leverage Proposal, with additional discussion thereafter:
Proposal	Vote Allowed and Impact	Vote Required
Leverage Proposal
You may vote for or against or abstain from voting on the Leverage Proposal. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Leverage Proposal. Broker non-votes are not considered votes cast and thus have no effect on the Leverage Proposal.

Proxies received will be voted “FOR” the approval of the Leverage Proposal unless shareholders designate otherwise.
The affirmative vote of a majority of the votes cast at the Meeting virtually or by proxy is required to approve the Leverage Proposal.
Leverage Proposal: The affirmative vote of a majority of the votes cast at the Meeting virtually or by proxy is required to approve the Leverage Proposal. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Leverage Proposal. Broker non-votes are not considered votes cast and thus have no effect on the Leverage Proposal.
Attending the Meeting and Other Voting Options
The Company will be hosting the Meeting live via audio webcast. Any shareholder can attend the Meeting live online at www.virtualshareholdermeeting.com/cic2021sm. If you were a shareholder as of the Record Date, or you hold a valid proxy for the Meeting, you can vote at the Meeting. A summary of the information you need to attend the Meeting online is provided below:
•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of Share ownership, are posted at www.virtualshareholdermeeting.com/cic2021sm;
•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/cic2021sm on the day of the Meeting;
•	Webcast starts at 5:00 p.m., Eastern Time;
•	You will need your 16-digit control number to enter the Meeting via the Internet; and
•	Shareholders may submit questions while attending the Meeting via the Internet.
To attend and participate in the Meeting virtually, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your Shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through your bank or broker. If you lose your 16-digit control number, you may join the Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties that shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or Meeting time, please call the technical support number that will be posted on the Meeting login page.
If you will not vote at the Meeting virtually, please sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or use the internet or telephone voting options to cast your vote. To vote by mail, indicate your instructions, sign, date and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. To vote by internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card. If the enclosed proxy card is properly executed and received prior to the Meeting and has not been revoked, the Shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked, the proxy card will be voted “FOR” the proposal and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. If you have any questions regarding the proxy materials, please contact the Company at 800-343-3736.
The Company combines mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the document (annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules of the Securities and Exchange Commission (the “SEC”). If you do not want the Company to continue consolidating your mailings and would prefer to receive separate mailings of Company communications, or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Company’s transfer agent, DST Systems, Inc. at (800) 343-3736 or send mail to CĪON Investment Corporation, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
MEETING TO BE HELD ON DECEMBER 30, 2021
This Proxy Statement and the other proxy materials are available online at www.proxyvote.com (please have the control number found on your proxy card ready when you visit this website).
Proxy Solicitation
It is expected that the solicitation of proxies will be primarily by mail. The Company’s officers, personnel of CION Investment Management, LLC (“CIM”), the Company’s investment adviser, and any authorized proxy solicitation agent, may also solicit proxies by telephone, internet or in person. If the Company records votes through the internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their identities and votes have been properly recorded. The Company has requested that brokers, nominees, fiduciaries, and other persons holding Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.
The Company will pay the expenses associated with this proxy statement and solicitation. The Company has engaged Broadridge Financial Services, Inc., an independent proxy solicitation firm, to assist in the solicitation of proxies for an estimated fee of approximately $50,000, plus out-of-pocket expenses, which will be paid by the Company.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth, as of the Record Date, the beneficial ownership of the nominees for director, the Company’s executive officers and directors, each person known to the Company to beneficially own 5% or more of the outstanding Shares, and all of the Company’s executive officers and directors as a group. All share amounts reflect the Company’s two-to-one reverse stock split, which became effective on September 21, 2021.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the Company’s Shares is based upon information furnished by the Company’s transfer agent and other information obtained from such persons, if available.
Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s address is 3 Park Avenue, 36th Floor, New York, NY 10016.
Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors:
Mark Gatto(3)	27,805.55	*
Michael A. Reisner(3)	27,805.55	*
Independent Directors:
Robert A. Breakstone	None	None
Peter I. Finlay	None	None
Aron I. Schwartz	None	None
Earl V. Hedin(4)	5,431.18	*
Catherine K. Choi	None	None
Edward J. Estrada	None	None
Executive Officers:
Keith S. Franz	None	None
Gregg A. Bresner	None	None
Stephen Roman	None	None
All Executive Officers and Directors as a group (11 persons)	61,042.28	*
*	Less than 1%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	Based on a total of 56,958,440 Shares issued and outstanding on November 2, 2021.
(3)
CION Investment Group, LLC (“CIG”) is the record holder of 55,611.10 Shares. Messrs. Gatto and Reisner control CIG and, as a result, may be deemed to be the indirect beneficial owners of the Shares held by CIG. Messrs. Gatto and Reisner disclaim beneficial ownership of the Shares held by CIG except to the extent of their respective pecuniary interest therein.

(4)
The Hudson Partners Group Incentive Savings Trust (the “Trust”) is the record holder of these Shares. Mr. Hedin is the indirect beneficial owner with sole voting and investment power with respect to the Shares held by the Trust.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS
Set forth in the table below is the dollar range of equity securities of the Company beneficially owned by each director as of the Record Date.
Name of Director	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)
Independent Directors:
Robert A. Breakstone	None
Peter I. Finlay	None
Aron I. Schwartz	None
Earl V. Hedin	$50,001 – $100,000
Catherine K. Choi	None
Edward J. Estrada	None
Interested Directors:
Mark Gatto	Over $100,000
Michael A. Reisner	Over $100,000
(1)	The dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.
(2)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

INFORMATION ABOUT THE MEETING AND VOTING
What is the date of the Meeting and how will it be held?
The Meeting will be held on Thursday, December 30, 2021 at 5:00 p.m. Eastern Time. The Meeting will be a completely virtual meeting, which will be conducted via live webcast.
What will I be voting on at the Meeting?
On October 5, 2021, the Company’s Shares commenced trading on the New York Stock Exchange under the symbol “CION”. At the Meeting, shareholders are being asked to consider and vote upon the approval of a proposal to approve the application of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act to the Company, which would permit the Company to increase the maximum amount of leverage that it is permitted to incur by reducing the asset coverage requirement applicable to the Company from 200% to 150%. Please see the summary of the Leverage Proposal above and the detailed discussion of the Leverage Proposal below for more information.
Who can vote at the Meeting?
The Record Date for the determination of holders of Shares entitled to notice of and to vote at the Meeting, or any adjournment or postponement of the Meeting, is the close of business on November 2, 2021. As of the Record Date, approximately 56,958,440 Shares were issued and outstanding and entitled to vote at the Meeting.
How many votes do I have?
Shareholders are entitled to cast one vote for each Share held and fractional votes for each fractional Share held.
How may I vote?
The Company will be hosting the Meeting live via audio webcast. Any shareholder can attend the Meeting live online at www.virtualshareholdermeeting.com/cic2021sm. If you were a shareholder as of the Record Date, or you hold a valid proxy for the Meeting, you can vote at the Meeting. A summary of the information you need to attend the Meeting online is provided below:
•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of Share ownership, are posted at www.virtualshareholdermeeting.com/cic2021sm;
•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/cic2021sm on the day of the Meeting;
•	Webcast starts at 5:00 p.m., Eastern Time;
•	You will need your 16-digit control number to enter the Meeting via the Internet; and
•	Shareholders may submit questions while attending the Meeting via the Internet.
To attend and participate in the Meeting virtually, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your Shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through your bank or broker. If you lose your 16-digit control number, you may join the Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties that shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or Meeting time, please call the technical support number that will be posted on the Meeting login page.
If you will not vote at the Meeting virtually, please sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or use the internet or telephone voting options to cast your vote. To vote by mail, indicate your instructions, sign, date and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. To vote by internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card. If the enclosed proxy card is properly executed and received prior to the Meeting and has not been revoked, the Shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked, the proxy card will be voted “FOR” the proposal and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. If you have any questions regarding the proxy materials, please contact the Company at 800-343-3736.
The Company combines mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the document (annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules of the SEC. If you do not want the Company to continue consolidating your mailings and would prefer to receive separate mailings of Company communications, or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Company’s transfer agent, DST Systems, Inc. at (800) 343-3736 or send mail to CĪON Investment Corporation, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105.
How will proxies be voted?
It is expected that the solicitation of proxies will be primarily by mail. The Company’s officers, personnel of CIM and any authorized proxy solicitation agent, may also solicit proxies by telephone, internet or in person. If the Company records votes through the internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their identities and votes have been properly recorded. The Company has requested that brokers, nominees, fiduciaries, and other persons holding Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.
The Company will pay the expenses associated with this proxy statement and solicitation. The Company has engaged Broadridge Financial Services, Inc., an independent proxy solicitation firm, to assist in the solicitation of the proxies for an estimated fee of approximately $50,000, plus out-of-pocket expenses, which will be paid by the Company.
How can I change my vote or revoke a proxy?
If the form of proxy is properly executed and returned in time to be voted at the Meeting, the Shares covered thereby will be voted at the Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how Shares should be voted will be voted “FOR” the Leverage Proposal, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting or at any adjournment or postponement thereof. A shareholder who has given a proxy may revoke his or her proxy any time before it is exercised by (i) attending and voting virtually at the Meeting, (ii) giving written notice of such revocation to the Secretary of the Company, or (iii) returning a properly executed, later-dated proxy.
What if I return my proxy card but do not mark it to show how I am voting?
If your proxy card is signed and returned without specifying your choices, your Shares will be voted as recommended by the Board of Directors.
What vote is required to approve the Leverage Proposal?
A quorum must be present at the Meeting for any business to be conducted. Under the Company’s Bylaws, one-third of the number of Shares entitled to be cast, present virtually or by proxy, constitutes a quorum for the transaction of business. Shareholders of the Company are entitled to one vote for each Share held. Abstentions and withheld votes will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Meeting. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be treated as present.

The Chairman of the Meeting or the shareholders entitled to vote at the Meeting, present virtually or by proxy, shall have the power to adjourn the Meeting from time to time, which would include the ability to adjourn the Meeting to a date not more than 120 days after the Record Date without notice other than the announcement at the Meeting of the future date, time and location of the reconvened Meeting. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. If sufficient votes in favor of the proposal have been received by the time of the Meeting, the proposal will be acted upon and such actions will be final.
Leverage Proposal: The affirmative vote of a majority of the votes cast at the Meeting virtually or by proxy is required to approve the Leverage Proposal. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Leverage Proposal. Broker non-votes are not considered votes cast and thus have no effect on the Leverage Proposal.
What is a “broker non-vote”?
A “broker non-vote” occurs when a broker who holds Shares for the beneficial owner does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the Shares. Broker non-votes will not be counted as present for the purposes of the Meeting.
Are shareholders entitled to appraisal rights in connection with the proposal?
The proposal, if approved, does not entitle shareholders to appraisal rights under Maryland law or the Company’s governing documents.
What constitutes a “quorum”?
Under the Company’s Bylaws, one-third of the number of Shares entitled to be cast, present virtually or by proxy, constitutes a quorum for the transaction of business. Shareholders of the Company are entitled to one vote for each Share held.
Whom should I call for additional information about voting by proxy or authorizing a proxy by telephone or Internet to vote my Shares?
If you have any questions regarding the proxy materials, please contact the Company at 800-343-3736.

PROPOSAL 1

TO APPROVE THE COMPANY BECOMING SUBJECT TO THE MINIMUM ASSET COVERAGE RATIO UNDER THE SBCAA OF AT LEAST 150%
Background and 1940 Act Requirements
The Company is an externally managed, closed-end, non-diversified, management investment company that has elected to be regulated as a BDC under the 1940 Act. The Company may issue debt securities or preferred stock, which are collectively referred to as “senior securities,” up to the maximum amount permitted by the 1940 Act. BDCs are generally able to issue senior securities such that their asset coverage, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities after each issuance of senior securities.
In March 2018, the Small Business Credit Availability Act (“SBCAA”) was enacted into law. The SBCAA, among other things, amended Section 61(a) of the 1940 Act to add a new Section 61(a)(2) that reduces the asset coverage requirement applicable to BDCs from 200% to 150% so long as the BDC meets certain disclosure requirements and obtains certain approvals. The reduced asset coverage requirement would permit a BDC to have a ratio of total consolidated equity to outstanding indebtedness of 2:1 (i.e., $2 of debt outstanding for each $1 of equity) as compared to a maximum of 1:1 (i.e., $1 of debt outstanding for each $1 of equity) under the 200% asset coverage requirement. Effectiveness of the reduced asset coverage requirement to a BDC requires approval by either (1) a “required majority,” as defined in Section 57(o) of the 1940 Act, of such BDC’s board of directors with effectiveness one year after the date of such approval or (2) a majority of votes cast at a special or annual meeting of such BDC’s shareholders at which a quorum is present, which is effective the date after such shareholder approval.
The Board has determined that it is advisable and in the best interest of the Company and its shareholders that the reduced asset coverage requirement for senior securities in Section 61(a)(2) of the 1940 Act apply to the Company. Therefore, the Board has decided to seek approval from the shareholders of this proposal to reduce the minimum asset coverage applicable to the Company effective the date after such shareholder approval. If this proposal is approved by the Company’s shareholders at the Meeting, the asset coverage required for the Company’s senior securities will be 150% rather than 200% and the Company will be permitted to incur double the maximum amount of leverage that it is currently permitted to incur.
Recommendation and Rationale
The Board, including the independent directors, has approved and unanimously recommended that the shareholders vote in favor of the application of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act to the Company. The Board concluded that this proposal is in the best interests of the Company and the shareholders. In doing so, the Board considered and evaluated various factors, including the following (each, as discussed more fully below):
•	the ability to broaden the Company’s portfolio;
•	the potential impact (both positive and negative) on net investment income, return to shareholders and net asset value;
•	the additional flexibility to make required RIC distributions without violating the 1940 Act;
•	the impact on advisory fees payable by the Company to CIM and the related conflicts of interest;
•
after being approved by shareholders on August 9, 2021, the Company entered into an amended and restated investment advisory agreement with CIM on August 10, 2021, and after completing the Listing (as defined below) on October 5, 2021, the Company entered into a second amended and restated investment advisory agreement with CIM on October 5, 2021 (together, the “Amended Advisory Agreement”) under which (i) the base management fee payable by the Company was reduced from 2.00% to 1.50%, and further to 1.00% upon shareholder approval of the Leverage Proposal and applying to assets acquired by the Company that are attributable to leverage decreasing the Company’s asset coverage ratio below 200%, (ii) the subordinated incentive fee rate and the incentive fee on capital gains rate were reduced from 20.0% to 17.5%, and (iii) the hurdle rate related to the subordinated incentive fee was reduced from 7.5% per year to 6.5% per year; and

•	the listing of and commencement of trading of the Shares on the New York Stock Exchange on October 5, 2021 under the symbol “CION” (the “Listing”).

The Company does not plan to change its investment strategy as a result of its ability to incur additional leverage due to the reduced asset coverage requirement.
Ability to broaden the Company’s portfolio
The Board noted that, as of June 30, 2021, the Company was invested in the securities of 132 portfolio companies across 22 industries with an average investment size of $12.7 million. The ability to access additional debt capital as a result of a reduced asset coverage requirement applicable to the Company will allow the Company to make additional loans to new portfolio companies, and, as a result, increase the diversification as compared to its current portfolio (whether by number of portfolio companies or industries to which the Company has investment exposure). The Company could also make additional loans to existing portfolio companies with no corresponding loss of diversification of its current portfolio.
Potential impact on net investment income, return to shareholders and net asset value
The Board also considered the impact of additional leverage on the Company’s net investment income, noting that additional leverage could increase net investment income. Thus, the Board noted, additional leverage may allow the Company to maintain its historical distribution rate while investing in assets with lower absolute, but better, or more favorable, risk-adjusted, returns than the Company’s current portfolio. Similarly, the Board considered that, if the value of the Company’s assets increases, additional leverage could cause the Company’s net asset value to increase more rapidly than it otherwise would have if the Company did not employ such additional leverage.
Conversely, the Board also noted that if the value of the Company’s assets decreases, increased leverage would cause the Company’s net asset value to decline more rapidly and to a greater extent than it otherwise would have had the Company not employed such increased leverage, thereby accelerating and increasing losses or eliminating an equity stake in a leveraged investment. Similarly, any decrease in the Company’s net investment income will cause its net income to decline more rapidly and to a greater extent than it would have had the Company not employed such increased leverage. Such a decline would also negatively affect the Company’s ability to make distributions on Shares or any outstanding preferred stock. The shareholders bear the burden of any increase in the Company’s expenses as a result of its use of additional leverage, including interest expense, and any increase in the advisory fees payable to CIM. These expenses (which may be higher than the expenses on the Company’s current borrowings due to the rising interest rate environment) would decrease net investment income and, as a result, net asset value, and the Company’s ability to pay such expenses will depend largely on the Company’s financial performance and will be subject to prevailing economic conditions and competitive pressures.
Effect of Leverage on Return to Shareholders
The following tables illustrate the effect of leverage on returns from an investment in Shares assuming that the Company employs leverage such that its asset coverage equals its actual asset coverage ratio as of June 30, 2021 and hypothetical asset coverage ratios of both 200% and 150%, at various annual returns on the Company’s portfolio as of June 30, 2021, net of expenses. The purpose of these tables is to assist shareholders in understanding the effects of leverage. The calculations in the tables below are hypothetical, and actual returns may be higher or lower than those appearing in the tables below.
Selected Consolidated Financial Statement Data (Unaudited)		Hypothetical Amounts as of June 30, 2021 Assuming That the Company Had Incurred the Maximum Amount of Borrowings That Could Be Incurred by the Company
(dollar amounts in millions)	Actual Amounts As of June 30, 2021(1)	Under the Currently Applicable 200% Minimum Asset Coverage Ratio(2)	Under the Proposed 150% Minimum Asset Coverage Ratio(3)
Total Assets	$1,755	$1,876	$2,802
Total Debt Outstanding	$805	$926	$1,852
Net Assets	$926	$926	$926
Asset Coverage Ratio	215%	200%	150%
(1)	As of June 30, 2021, the Company’s total outstanding indebtedness represented 215% of the Company’s total assets.
(2)
Based on the Company’s total outstanding indebtedness of $805 million as of June 30, 2021 and applying the currently applicable 200% minimum asset coverage ratio, the Company could have incurred up to an additional $121 million of borrowings, bringing the Company’s total indebtedness and total assets to $926 million and $1,876 million, respectively.

(3)
Assuming the Company had incurred the maximum amount of borrowings that could be incurred by the Company under the currently applicable 200% minimum asset coverage ratio of $926 million and applying the proposed 150% minimum asset coverage ratio, the Company could have incurred up to an additional $926 million of borrowings, bringing the Company’s total indebtedness and total assets to $1,852 million and $2,802 million, respectively.

Assumed Return on the Company’s Portfolio (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding return to shareholders assuming actual asset coverage as of June 30, 2021 (215%)(1)	(21.8)%	(12.5)%	(3.2)%	6.2%	15.5%
Corresponding return to shareholders assuming 200% asset coverage as of June 30, 2021(2)	(23.6)%	(13.6)%	(3.6)%	6.4%	16.4%
Corresponding return to shareholders assuming 150% asset coverage as of June 30, 2021(3)	(37.3)%	(22.3)%	(7.3)%	7.7%	22.7%
(1)
Assumes $1,755 million in total assets, $805 million in debt outstanding and $926 million in net assets as of June 30, 2021, and an average cost of funds of 3.6%, which is the Company’s annualized average borrowing cost for the three months ended June 30, 2021.

(2)
Assumes $1,876 million in total assets, $926 million in debt outstanding and $926 million in net assets as of June 30, 2021, and an average cost of funds of 3.6%, which was the Company’s annualized average borrowing cost for the three months ended June 30, 2021. Actual interest payments may be different.

(3)
Assumes $2,802 million in total assets, $1,852 million in debt outstanding and $926 million in net assets as of June 30, 2021, and an average cost of funds of 3.6%, which was the Company’s annualized average borrowing cost for the three months ended June 30, 2021. Actual interest payments may be different.

Based on the Company’s outstanding indebtedness of $805 million as of June 30, 2021 and hypothetical amounts of indebtedness of $926 million and $1,852 million at 200% asset coverage and 150% asset coverage, respectively, and an assumed effective annual interest rate of 3.6% as of that date, the Company’s investment portfolio would have been required to experience an annual return of at least 3.2%, 3.6% and 7.3%, respectively, to cover annual interest payments on the outstanding debt.
Fees and Expenses
For the purposes of this section “Fees and Expenses,” except where the context suggests otherwise, whenever this section contains a reference to fees or expenses paid by “it,” or that “the Company” will pay fees or expenses, shareholders will indirectly bear such fees or expenses as investors in the Company.
	Annualized Expenses Based on Actual Expenses for the Three Months Ended June 30, 2021	Annualized Expenses Assuming Amended Fee Structure(1)(2) Was Effective for the Three Months Ended June 30, 2021
Annualized Expenses on
Hypothetical
Expenses for the Three Months
Ended June 30, 2021 Assuming that the
Amended Fee Structure(1)(2) Was
Effective and that the Company Has
Incurred the Maximum
Amount of Borrowing That Could
Be Incurred by the Company

Estimated Annual Expenses (As a Percentage of Net Assets Attributable to Common Stock)			Under the Currently Applicable 200% Minimum Asset Coverage Ratio	Under the Proposed 150% Minimum Asset Coverage Ratio
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	3.6%	2.8%	2.9%	3.4%
Incentive fees payable under investment advisory agreement	0.0%	1.5%	1.6%	2.4%
Interest payments on borrowed funds	3.4%	3.4%	3.9%	7.5%
Other expenses	1.4%	1.4%	1.4%	1.4%
Acquired fund fees and expenses	0.0%	0.0%	0.0%	0.0%
Total annual expenses	8.4%	9.1%	9.8%	14.7%
(1)
Effective upon completion of the Listing on October 5, 2021, the base management fee payable by the Company to CIM was reduced from 2.00% to 1.50%, and further to 1.00% if and upon shareholder approval of the Leverage Proposal and applying to assets acquired by the Company that are attributable to leverage decreasing the Company’s asset coverage ratio below 200%. The base management fees included in this column assume that these changes to the base management fee were in effect as of June 30, 2021.

(2)
After being approved by shareholders on August 9, 2021, effective August 10, 2021, the calculation of the subordinated incentive fee payable by the Company to CIM was changed such that it is based on net assets rather than “Adjusted Capital”. Also, effective upon completion of the

Listing on October 5, 2021, the subordinated incentive fee rate and the incentive fee on capital gains rate were reduced from 20.0% to 17.5%, and the hurdle rate related to the subordinated incentive fee was reduced from 7.5% per year to 6.5% per year. The incentive fees included in this column assume that these changes to the subordinated incentive fee and the incentive fee on capital gains were in effect as of June 30, 2021.
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Shares. In calculating the following expense amounts, the Company has assumed that annual operating expenses remain at the levels set forth in the table above. This example and the expenses in the table above should not be considered a representation of the Company’s future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.
Shareholders would pay the following expenses on a $1,000 Share investment	1 Year	3 Year	5 Year	10 Year
Under the Company’s Actual Asset Coverage Ratio of 215% as of June 30, 2021 based on actual expenses assuming a 5% annual return (none of which is subject to the incentive fee)	$88	$253	$407	$742

Under the Company’s Actual Asset Coverage Ratio of 215% as of June 30, 2021 assuming amended fee structure effective(1)(2) assuming a 5% annual return (none of which is subject to the incentive fee)	$80	$232	$375	$698

Under the Currently Applicable 200% Minimum Asset Coverage Ratio assuming amended fee structure effective(1)(2) assuming a 5% annual return (none of which is subject to the incentive fee)	$86	$248	$398	$731

Under the Proposed 150% Minimum Asset Coverage Ratio assuming amended fee structure effective(1)(2) assuming a 5% annual return (none of which is subject to the incentive fee)	$129	$358	$552	$917
(1)
Effective upon completion of the Listing on October 5, 2021, the base management fee payable by the Company to CIM was reduced from 2.00% to 1.50%, and further to 1.00% if and upon shareholder approval of the Leverage Proposal and applying to assets acquired by the Company that are attributable to leverage decreasing the Company’s asset coverage ratio below 200%. The base management fees included assume that these changes to the base management fee were in effect as of June 30, 2021.

(2)
After being approved by shareholders on August 9, 2021, effective August 10, 2021, the calculation of the subordinated incentive fee payable by the Company to CIM was changed such that it is based on net assets rather than “Adjusted Capital”. Also, effective upon completion of the Listing on October 5, 2021, the subordinated incentive fee rate and the incentive fee on capital gains rate were reduced from 20.0% to 17.5%, and the hurdle rate related to the subordinated incentive fee was reduced from 7.5% per year to 6.5% per year. The incentive fees included assume that these changes to the subordinated incentive fee and the incentive fee on capital gains were in effect as of June 30, 2021.

The above table is designed to assist shareholders in understanding the various costs and expenses that an investor in the Shares will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, the Company’s performance will vary and may result in a return greater or less than 5%. The incentive fee under the Amended Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that the Company will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If the Company achieves sufficient returns on its investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, its expenses and returns to its investors would be higher. These examples assume reinvestment of all distributions at NAV.

If the 5% annual return were derived entirely from capital gains and thus subject to the capital gain incentive fee, shareholders would pay expenses on a $1,000 investment as follows:
Shareholders would pay the following expenses on a $1,000 Share investment	1 Year	3 Year	5 Year	10 Year
Under the Company’s Actual Asset Coverage Ratio of 215% as of June 30, 2021 based on actual expenses assuming a 5% annual return (none of which is subject to the incentive fee)	$90	$258	$414	$752

Under the Company’s Actual Asset Coverage Ratio of 215% as of June 30, 2021 assuming amended fee structure effective(1)(2) assuming a 5% annual return (none of which is subject to the incentive fee)	$88	$255	$409	$745

Under the Currently Applicable 200% Minimum Asset Coverage Ratio assuming amended fee structure effective(1)(2) assuming a 5% annual return (none of which is subject to the incentive fee)	$94	$271	$432	$776

Under the Proposed 150% Minimum Asset Coverage Ratio assuming amended fee structure effective(1)(2) assuming a 5% annual return (none of which is subject to the incentive fee)	$138	$379	$579	$944
(1)
Effective upon completion of the Listing on October 5, 2021, the base management fee payable by the Company to CIM was reduced from 2.00% to 1.50%, and further to 1.00% if and upon shareholder approval of the Leverage Proposal and applying to assets acquired by the Company that are attributable to leverage decreasing the Company’s asset coverage ratio below 200%. The base management fees included assume that these changes to the base management fee were in effect as of June 30, 2021.

(2)
After being approved by shareholders on August 9, 2021, effective August 10, 2021, the calculation of the subordinated incentive fee payable by the Company to CIM was changed such that it is based on net assets rather than “Adjusted Capital”. Also, effective upon completion of the Listing on October 5, 2021, the subordinated incentive fee rate and the incentive fee on capital gains rate were reduced from 20.0% to 17.5%, and the hurdle rate related to the subordinated incentive fee was reduced from 7.5% per year to 6.5% per year. The incentive fees included assume that these changes to the subordinated incentive fee and the incentive fee on capital gains were in effect as of June 30, 2021.

This example and the expenses in the table above should not be considered a representation of the Company’s future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.
Additional flexibility to make required RIC distributions without violating the 1940 Act
Prior to the passage of the SBCAA, the 1940 Act prohibited BDCs from declaring any dividend or other distribution to holders of any class of capital stock, in the case of debt securities, or common stock, in the case of preferred stock, unless the asset coverage with respect to such senior securities was at least 200%. By lowering the asset coverage requirement to 150%, the Company will have additional flexibility, subject to compliance with the covenants under any of the Company’s financing arrangements, to continue making the distributions to shareholders required to maintain its qualification as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended. This additional flexibility may be helpful in circumstances where the value of the Company’s assets, and thus the Company’s asset coverage, declines, but the level of the Company’s net investment income remains relatively constant (i.e., the Company continues to have cash available to make any necessary distributions to shareholders). If the Company were to fail to make required distributions and no longer qualify as a RIC, the Company would be subject to corporate-level U.S. federal income taxes.
Impact on advisory fees paid by the Company
The base management fee payable to CIM pursuant to the investment advisory agreement was calculated at an annual rate of 2.0% of the average value of the Company’s gross assets (excluding cash and cash equivalents so that investors do not pay the base management fee on such assets) at the end of the two most recently completed calendar quarters and is payable quarterly in arrears. The Board considered the fact that incurring additional leverage will increase the base management fee payable to CIM irrespective of the return on the incremental assets and also noted that sourcing additional investment opportunities to deploy any additional capital will require additional time and effort on the part of CIM and its investment personnel.
In addition, as additional leverage would magnify increases, if any, in the Company’s investment income, as noted above, the Company’s net investment income may exceed the quarterly hurdle rate for payment of the subordinated incentive fee on income payable to CIM pursuant to the investment advisory agreement at a lower average unlevered return on the Company’s portfolio. The Board also noted that the incentive fee payable by the Company to CIM may create an incentive for CIM to make investments on the Company’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns.
The Amended Advisory Agreement and the Listing.
At the Company’s reconvened 2021 annual meeting of shareholders on August 9, 2021, shareholders approved the Amended Advisory Agreement, which was entered into by the Company and CIM on August 10, 2021 and October 5, 2021, and became effective upon the Listing on October 5, 2021, except for the change to the calculation of the incentive fee payable to CIM such that it is based on net assets rather than “Adjusted Capital”, which was not dependent upon the Listing. Under the Amended Advisory Agreement:
•
the base management fee payable by the Company was reduced from 2.00% to 1.50%, and further to 1.00% upon shareholder approval of the Leverage Proposal and applying to assets acquired by the Company that are attributable to leverage decreasing the Company’s asset coverage ratio below 200%,

•	the subordinated incentive fee rate and the incentive fee on capital gains rate were reduced from 20.0% to 17.5%, and
•	the hurdle rate related to the subordinated incentive fee was reduced from 7.5% per year to 6.5% per year.
These changes, in the aggregate, may lead to the payment of higher or lower fees to CIM for its management of the Company depending upon the Company’s performance.
Other Considerations
The Board noted that holders of any senior securities, including any additional senior securities that Company may be able to issue as a result of the reduced asset coverage requirements, will have fixed-dollar claims on the Company’s assets that are superior to the claims of the shareholders. In the case of a liquidation event, holders of these senior securities would receive proceeds to the extent of their fixed claims before any distributions are made to the shareholders, and the issuance of additional senior securities may result in fewer proceeds remaining for distribution to the shareholders if the assets purchased with the capital raise from such issuances decline in value.
The Board also discussed the additional disclosures required upon the modification of the asset coverage requirement. Such additional disclosure includes a requirement to disclose the approval of the 150% asset coverage requirement in a filing with the SEC within five business days of such approval. Following such approval, the Company will be required to include in its quarterly reports on Form 10-Q and annual reports on Form 10-K the principal amount or liquidation preference of its senior securities and its asset coverage ratio as of the date of the most recent financial statements, the fact that the 150% asset coverage had been approved by the Company and the effective date of such approval along with the principal risk factors associated with the Company’s senior securities. The Board noted that such disclosure requirements were not anticipated to be burdensome to the Company.
The affirmative vote of a majority of the votes cast at the Meeting virtually or by proxy is required to approve the Leverage Proposal. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Leverage Proposal. Broker non-votes are not considered votes cast and thus have no effect on the Leverage Proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL
OF THE LEVERAGE PROPOSAL.

SUBMISSION OF SHAREHOLDER PROPOSALS
Requirements for Shareholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials
Proposals that a shareholder intends to present at the Company’s 2022 annual meeting of shareholders, which we refer to as the “2022 Annual Meeting,” and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2022 Annual Meeting must be received no later than 5:00 p.m., Eastern Time, on February 10, 2022. All proposals must comply with SEC Rule 14a-8 under the Exchange Act, which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials. Shareholder proposals must be delivered to the Company’s Secretary by mail at the address provided below. As the rules of the SEC make clear, simply submitting a timely proposal does not guarantee that the proposal will be included in the Company’s proxy statement and form of proxy for the 2022 Annual Meeting.
Requirements for Other Shareholder Proposals to Be Brought Before the 2022 Annual Meeting and Director Nominations
Pursuant to the provisions of the Company’s Bylaws, which we refer to as the “Bylaws,” notice of any proposal that a shareholder intends to present at the 2022 Annual Meeting, but does not intend to have included in the Company’s proxy statement and form of proxy for the 2022 Annual Meeting, as well as any director nominations, must be delivered to the Company’s Secretary by mail at the address provided below and must be received by the Company’s Secretary at the address provided below not less than 90 days nor more than 120 days prior to the first anniversary of the date of the mailing of the Notice of Annual Meeting for the 2021 Annual Meeting of Shareholders. Accordingly, any notice given by a shareholder must be received no earlier than 5:00 p.m., Eastern Time, on January 11, 2022, and not later than 5:00 p.m., Eastern Time, on February 10, 2022. To be in proper form, the notice must be submitted by a shareholder of record and must include the information required by the current Bylaws with respect to each director nomination or proposal that the shareholder intends to present at the 2022 Annual Meeting. If you are a beneficial owner of Shares held by a broker or other custodian, you should contact the broker or other custodian that holds your Shares for information about how to register your Shares directly in your name as a shareholder of record.
Notices of intention to present proposals at the 2022 Annual Meeting and/or director nominations must be addressed to and received by Stephen Roman, Corporate Secretary, CĪON Investment Corporation, 3 Park Avenue, 36th Floor, New York, NY 10016, not later than 5:00 p.m., Eastern Time, on February 10, 2022. The Company will not consider any proposal or nomination that is not timely. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with or otherwise does not meet the Bylaws or SEC requirements for submitting a proposal or nomination, or other applicable requirements. A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about the Bylaws and SEC requirements.
OTHER BUSINESS
The Board does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the proxy will vote thereon in accordance with their judgment.
COMMUNICATIONS WITH THE BOARD
All interested parties, including shareholders, may send communications to the Board or any of its members by addressing such communication to the relevant party(ies), c/o CĪON Investment Corporation, 3 Park Avenue, 36th Floor, New York, NY 10016.
KEY SERVICE PROVIDERS
Adviser. CION Investment Management, LLC, located at 3 Park Avenue, 36th Floor, New York, NY 10016, serves as the Company’s investment adviser.
Administrator. CION Investment Management, LLC, located at 3 Park Avenue, 36th Floor, New York, NY 10016, also serves as the Company’s administrator and furnishes the Company with office equipment and clerical, bookkeeping and record keeping services.

Custodian. U.S. Bank, N.A., which has its principal office at One Federal Street, Boston, MA 02110, serves as custodian for the Company. U.S. Bank, N.A. also performs certain administrative functions on behalf of the Company.
Distribution Paying Agent, Transfer Agent and Registrar. DST Systems, Inc., which has its principal office at 333 West 11th Street, 5th Floor, Kansas City, MO 64105, serves as the Company’s distribution paying agent, transfer agent and registrar.

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CION INVESTMENT CORPORATION

The Board of Directors recommends a vote FOR the following proposal:

	Yes	No
Please indicate if you plan to attend the Meeting Virtually.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and related materials are available at www.proxyvote.com.

D60827-S35256

CION INVESTMENT CORPORATION
Special Meeting of Shareholders
December 30, 2021 5:00 PM, EST
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Michael A. Reisner and Stephen Roman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CION INVESTMENT CORPORATION that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 5:00 PM, EST on December 30, 2021, and any adjournment or postponement thereof. The Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/cic2021sm.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendation.

Continued and to be signed on reverse side.